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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                            TREX MEDICAL CORPORATION

     As set forth in the section captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares" in the Offer to Purchase (as defined below), this Notice of Guaranteed Delivery or one substantially in the form hereof must be used to tender shares of common stock, par value $0.01 per share (the "Shares"), of Trex Medical Corporation, a Delaware corporation, pursuant to the Offer (as defined below) if certificates evidencing Shares are not immediately available or the certificates evidencing Shares and all other required documents cannot be delivered to American Stock Transfer & Trust Company (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Depositary.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                     By Mail:                                  By Hand or Overnight Courier:
                  59 Maiden Lane                                      59 Maiden Lane
             New York, New York 10038                            New York, New York 10038
          Attn: Reorganization Department                     Attn: Reorganization Department

                           By Facsimile Transmission:
                                 (718) 234-5001

                             Confirm by Telephone:
                                 (718) 921-8200

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Trex Medical Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Thermo Electron Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 25, 2000 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer -- Procedures For Accepting The Offer And Tendering Shares."

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 Signature(s): _________________________________________________________________

 Name(s) of Record Holder(s): __________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________
                               Please Type or Print

 Number of Shares: _____________________________________________________________

 Share Certificate No(s).(if available): _______________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________

 Dated: __________________________________________________________________, 2000

 Address: ______________________________________________________________________

 _______________________________________________________________________________
                                                                        Zip Code

 Area Code and Tel. No.(s): ____________________________________________________

 Check box if Shares will be tendered by book-entry transfer: [ ]

 DTC Account Number: ___________________________________________________________

                                   GUARANTEE
                   (Not to be used for signature guarantees)

      The undersigned, a firm that is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three American Stock Exchange trading days after the date hereof.

 Name of Firm: _________________________________________________________________

 Address: ______________________________________________________________________

 _______________________________________________________________________________
                                                                        Zip Code

 Telephone Number (including Area Code): _______________________________________

 Authorized Signature: _________________________________________________________

 Name: _________________________________________________________________________

 Title: ________________________________________________________________________

 Dated: __________________________________________________________________, 2000

     NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
           CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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